Salomon Smith Barney
LifeVest(SM)

2001 Annual Report


This wrapper includes the 2002 Prospectus for:
o  The Shearson Lehman Brothers Fund of Stripped ("Zero Coupon")
   U.S. Treasury Securities Fund, Series A

Salomon Smith Barney LifeVest(SM)
is underwritten, issued, managed and serviced by:
IDS Life Insurance Company

IDS Life Variable Account for Smith Barney - Salomon Smith Barney LifeVest(SM)

Annual Financial Information



REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY

We have audited the accompanying individual statements of assets and liabilities of the segregated asset subaccounts of IDS Life Variable Account for Smith Barney - Salomon Smith Barney LifeVest(SM) (comprised of subaccounts SAP, SGO, SHI, STR, SMM and S04) as of December 31, 2001, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 with the affiliated mutual fund manager and the unit investment trust sponsor. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the segregated asset subaccounts of IDS Life Variable Account for Smith Barney - Salomon Smith Barney LifeVest(SM) at December 31, 2001 and the individual results of their operations and the changes in their net assets for the periods described above, in conformity with accounting principles generally accepted in the United States.


ERNST & YOUNG LLP


Minneapolis, Minnesota
March 22, 2002



1   SALOMON SMITH BARNEY LIFEVEST -- 2001 ANNUAL REPORT

IDS Life Variable Account for Smith Barney - Salomon Smith Barney LifeVest(SM)

Statements of Assets and Liabilities
                                                                                            Segregated Asset Subaccounts
December 31, 2001                                                                           SAP          SGO          SHI
Assets
Investments in shares of mutual fund portfolios and units of the trust:
   at cost                                                                               $13,753,332  $1,348,323   $1,067,618
                                                                                         -----------  ----------   ----------
   at market value                                                                       $10,230,656  $1,416,984   $  990,887
Dividends receivable                                                                              --       5,750        4,745
Accounts receivable from IDS Life for contract purchase payments                                  --          --           --
Receivable from mutual fund portfolios and the trust for share redemptions                        --          --        1,361
                                                                                         -----------  ----------   ----------
Total assets                                                                              10,230,656   1,422,734      996,993
                                                                                          ==========   =========      =======
Liabilities
Payable to IDS Life for:
   Mortality and expense risk fee                                                              5,281         725          512
   Minimum death benefit guarantee risk charge                                                 3,520         483          341
   Issue and administrative expense charge                                                     2,640         362          256
   Mortality charge                                                                            4,401         604          427
   Transaction charge                                                                             --          --           --
   Contract terminations                                                                          29          --           --
Payable to mutual fund portfolios and the trust for investments purchased                         --          --           --
                                                                                         -----------  ----------   ----------
Total liabilities                                                                             15,871       2,174        1,536
                                                                                         -----------  ----------   ----------
Net assets applicable to Variable Life contracts in accumulation period                  $10,214,785  $1,420,560   $  995,457
                                                                                         ===========  ==========   ==========
Accumulation units outstanding                                                             2,351,893     702,861      594,075
                                                                                           =========     =======      =======
Net asset value per accumulation unit                                                    $      4.34  $     2.02   $     1.68
                                                                                         ===========  ==========   ==========

Statements of Assets and Liabilities
                                                                                                Segregated Asset Subaccounts
December 31, 2001                                                                              STR          SMM           S04
Assets
Investments in shares of mutual fund portfolios and units of the trust:
   at cost                                                                                 $5,467,495   $1,171,977     $  68,200
                                                                                           ----------   ----------     ---------
   at market value                                                                         $5,119,360   $1,172,033      $113,598
Dividends receivable                                                                               --        1,900            --
Accounts receivable from IDS Life for contract purchase payments                                   63           --            --
Receivable from mutual fund portfolios and the trust for share redemptions                         --           --           193
                                                                                           ----------   ----------     ---------
Total assets                                                                                5,119,423    1,173,933       113,791
                                                                                            =========    =========       =======
Liabilities
Payable to IDS Life for:
   Mortality and expense risk fee                                                               2,621          598            57
   Minimum death benefit guarantee risk charge                                                  1,748          399            38
   Issue and administrative expense charge                                                      1,311          299            28
   Mortality charge                                                                             2,185          499            47
   Transaction charge                                                                              --           --            24
   Contract terminations                                                                           --           --            --
Payable to mutual fund portfolios and the trust for investments purchased                          --           --         6,040
                                                                                           ----------   ----------     ---------
Total liabilities                                                                               7,865        1,795         6,234
                                                                                           ----------   ----------     ---------
Net assets applicable to Variable Life contracts in accumulation period                    $5,111,558   $1,172,138      $107,557
                                                                                           ==========   ==========      ========
Accumulation units outstanding                                                              1,865,777      758,862        42,691
                                                                                            =========      =======        ======
Net asset value per accumulation unit                                                      $     2.74   $     1.54     $    2.52
                                                                                           ==========   ==========     =========

See accompanying notes to financial statements.

2   SALOMON SMITH BARNEY LIFEVEST -- 2001 ANNUAL REPORT

IDS Life Variable Account for Smith Barney - Salomon Smith Barney LifeVest(SM)

Statements of Operations
                                                                                                 Segregated Asset Subaccounts
Year ended December 31, 2001                                                                   SAP          SGO           SHI
Investment income
Dividend income from mutual fund portfolios and in the trust                               $    15,558    $ 74,188     $ 74,509
Variable account expenses                                                                      206,061      26,308       21,822
                                                                                               -------      ------       ------
Investment income (loss)-- net                                                                (190,503)     47,880       52,687
                                                                                              ========      ======       ======
Realized and unrealized gain (loss) on investments-- net
Realized gain (loss) on sales of investments in mutual fund portfolios and in the trust:
   Proceeds from sales                                                                       1,021,876     212,027      449,948
   Cost of investments sold                                                                  1,232,754     200,415      483,979
Net realized gain (loss) on sales of investments                                              (210,878)     11,612      (34,031)
Distributions from capital gains                                                             1,528,444          --           --
Net change in unrealized appreciation or depreciation of investments                        (6,189,244)        333       56,318
                                                                                            ----------         ---       ------
Net gain (loss) on investments                                                              (4,871,678)     11,945       22,287
                                                                                            ----------      ------       ------
Net increase (decrease) in net assets resulting from operations                            $(5,062,181)   $ 59,825     $ 74,974
                                                                                           ===========    ========     ========

Statements of Operations
                                                                                                  Segregated Asset Subaccounts
Year ended December 31, 2001                                                                    STR           SMM            S04
Investment income
Dividend income from mutual fund portfolios and in the trust                                $   103,641     $ 38,135      $     --
Variable account expenses                                                                        97,941       18,707         3,030
                                                                                                 ------       ------         -----
Investment income (loss)-- net                                                                    5,700       19,428        (3,030)
                                                                                                  =====       ======        ======
Realized and unrealized gain (loss) on investments-- net
Realized gain (loss) on sales of investments in mutual fund portfolios and in the trust:
   Proceeds from sales                                                                          544,913      149,798        76,647
   Cost of investments sold                                                                     586,578      149,795        45,888
Net realized gain (loss) on sales of investments                                                (41,665)           3        30,759
Distributions from capital gains                                                                  1,109           --            --
Net change in unrealized appreciation or depreciation of investments                         (1,347,623)          55       (17,728)
                                                                                             ----------           --       -------
Net gain (loss) on investments                                                               (1,388,179)          58        13,031
                                                                                             ----------           --        ------
Net increase (decrease) in net assets resulting from operations                             $(1,382,479)    $ 19,486      $ 10,001
                                                                                            ===========     ========      ========

See accompanying notes to financial statements.


3   SALOMON SMITH BARNEY LIFEVEST -- 2001 ANNUAL REPORT

IDS Life Variable Account for Smith Barney - Salomon Smith Barney LifeVest(SM)

Statements of Operations
                                                                                                Segregated Asset Subaccounts
Year ended December 31, 2000                                                                     SAP         SGO          SHI
Investment income
Dividend income from mutual fund portfolios and in the trust                              $  4,596,870    $ 79,237     $ 77,256
                                                                                          ------------    --------     --------
Expenses:
   Mortality and expense risk fee                                                              129,960       8,530        7,266
   Minimum death benefit guarantee risk charge                                                  86,641       5,687        4,844
   Issue and administrative expense charge                                                      64,980       4,265        3,633
   Mortality charge                                                                            108,301       7,109        6,055
   Transaction charge                                                                               --          --           --
                                                                                          ------------    --------     --------
Total expenses                                                                                 389,882      25,591       21,798
                                                                                          ------------    --------     --------
Investment income (loss)-- net                                                               4,206,988      53,646       55,458)
                                                                                             =========      ======       ======
Realized and unrealized gain (loss) on investments-- net
Realized gain (loss) on sales of investments in mutual fund portfolios and in the trust:
   Proceeds from sales                                                                       3,731,587     541,069      253,444
   Cost of investments sold                                                                  1,828,606     551,634      292,720
                                                                                             ---------     -------      -------
Net realized gain (loss) on investments                                                      1,902,981     (10,565)     (39,276)
Net change in unrealized appreciation or depreciation of investments                       (11,679,495)     95,053       37,875
                                                                                           -----------      ------       ------
Net gain (loss) on investments                                                              (9,776,514)     84,488       (1,401)
                                                                                            ----------      ------       ------
Net increase (decrease) in net assets resulting from operations                           $ (5,569,526)   $138,134     $ 54,057
                                                                                          ============    ========     ========

Statements of Operations
                                                                                                 Segregated Asset Subaccounts
Year ended December 31, 2000                                                                      STR          SMM           S04
Investment income
Dividend income from mutual fund portfolios and in the trust                                $   452,377     $ 55,463       $    --
                                                                                            -----------     --------       -------
Expenses:
   Mortality and expense risk fee                                                                46,282        5,651           979
   Minimum death benefit guarantee risk charge                                                   30,855        3,787           653
   Issue and administrative expense charge                                                       23,142        2,840           490
   Mortality charge                                                                              38,568        4,734           816
   Transaction charge                                                                                --           --           408
                                                                                            -----------     --------       -------
Total expenses                                                                                  138,847       17,012         3,346
                                                                                            -----------     --------       -------
Investment income (loss)-- net                                                                  313,530       38,451        (3,346)
                                                                                                =======       ======        ======
Realized and unrealized gain (loss) on investments-- net
Realized gain (loss) on sales of investments in mutual fund portfolios and in the trust:
   Proceeds from sales                                                                          669,945      497,761         3,528
   Cost of investments sold                                                                     447,451      497,759         2,420
                                                                                                -------      -------         -----
Net realized gain (loss) on investments                                                         222,494            2         1,108
Net change in unrealized appreciation or depreciation of investments                         (1,788,565)          (6)       19,080
                                                                                             ----------           --        ------
Net gain (loss) on investments                                                               (1,566,071)          (4)       20,188
                                                                                             ----------           --        ------
Net increase (decrease) in net assets resulting from operations                             $(1,252,541)    $ 38,447       $16,842
                                                                                            ===========     ========       =======

See accompanying notes to financial statements.

4   SALOMON SMITH BARNEY LIFEVEST -- 2001 ANNUAL REPORT

IDS Life Variable Account for Smith Barney - Salomon Smith Barney LifeVest(SM)

Statements of Operations
                                                                                               Segregated Asset Subaccounts
Year ended December 31, 1999                                                                       SAP         SGO         SHI
Investment income
Dividend income from mutual fund portfolios and in the trust                               $        --    $ 71,271    $101,632
                                                                                           -----------    --------    --------
Expenses:
   Mortality and expense risk fee                                                               96,487       7,623       8,536
   Minimum death benefit guarantee risk charge                                                  63,828       5,082       5,649
   Issue and administrative expense charge                                                      47,948       3,818       4,244
   Mortality charge                                                                             79,862       6,359       7,068
   Transaction charge                                                                               --          --          --
                                                                                           ---------      --------    --------
Total expenses                                                                                 288,125      22,882      25,497
                                                                                           ---------      --------    --------
Investment income (loss)-- net                                                                (288,125)     48,389      76,135
                                                                                              ========      ======      ======
Realized and unrealized gain (loss) on investments-- net
Realized gain (loss) on sales of investments in mutual fund portfolios and in the trust:
   Proceeds from sales                                                                       2,117,289      58,000     235,443
   Cost of investments sold                                                                  1,319,112      56,363     261,783
                                                                                             ---------      ------     -------
Net realized gain (loss) on investments                                                        798,177       1,637     (26,340)
Net change in unrealized appreciation or depreciation of investments                         9,953,803     (98,653)    (71,278)
                                                                                           ---------      --------    --------
Net gain (loss) on investments                                                              10,751,980     (97,016)    (97,618)
                                                                                           ---------      --------    --------
Net increase (decrease) in net assets resulting from operations                            $10,463,855    $(48,627)  $ (21,483)
                                                                                           ===========    ========   =========

Statements of Operations
                                                                                                Segregated Asset Subaccounts
Year ended December 31, 1999                                                                       STR          SMM         S04
Investment income
Dividend income from mutual fund portfolios and in the trust                                $  208,401     $ 41,518    $     --
                                                                                            ----------     --------    --------
Expenses:
   Mortality and expense risk fee                                                               42,631        5,630         999
   Minimum death benefit guarantee risk charge                                                  28,420        3,746         666
   Issue and administrative expense charge                                                      21,352        2,813         499
   Mortality charge                                                                             35,562        4,685         832
   Transaction charge                                                                               --           --         416
                                                                                            ----------     --------    --------
Total expenses                                                                                 127,965       16,874       3,412
                                                                                            ----------     --------    --------
Investment income (loss)-- net                                                                  80,436       24,644      (3,412)
                                                                                                ======       ======      ======
Realized and unrealized gain (loss) on investments-- net
Realized gain (loss) on sales of investments in mutual fund portfolios and in the trust:
   Proceeds from sales                                                                         723,289      876,511      43,031
   Cost of investments sold                                                                    528,505      876,505      30,279
                                                                                               -------      -------      ------
Net realized gain (loss) on investments                                                        194,784            6      12,752
Net change in unrealized appreciation or depreciation of investments                         1,188,939            7     (19,565)
                                                                                            ----------     --------    --------
Net gain (loss) on investments                                                               1,383,723           13      (6,813)
                                                                                            ----------     --------    --------
Net increase (decrease) in net assets resulting from operations                             $1,464,159     $ 24,657    $(10,225)
                                                                                            ==========     ========    ========

See accompanying notes to financial statements.


5   SALOMON SMITH BARNEY LIFEVEST -- 2001 ANNUAL REPORT

IDS Life Variable Account for Smith Barney - Salomon Smith Barney LifeVest(SM)

Statements of Changes in Net Assets
                                                                                               Segregated Asset Subaccounts
Year ended December 31, 2001                                                                   SAP            SGO         SHI
Operations
Investment income (loss)-- net                                                           $  (190,503)   $   47,880   $   52,687
Net realized gain (loss) on sales of investments                                            (210,878)       11,612      (34,031)
Distributions from capital gains                                                           1,528,444            --           --
Net change in unrealized appreciation or depreciation of investments                      (6,189,244)          333       56,318
                                                                                          ----------        ------       ------
Net increase (decrease) in net assets resulting from operations                           (5,062,181)       59,825       74,974
                                                                                          ==========        ======       ======
Contract transactions
Contract purchase payments                                                                    (2,301)           --           --
Net transfers(1)                                                                             (94,525)       42,130     (288,363)
Transfers for policy loans                                                                   (15,541)       (1,425)      36,243
Policy charges                                                                                (2,292)           --       (1,578)
Contract terminations:
   Surrender benefits                                                                       (137,312)      (57,752)     (29,265)
   Death benefits                                                                            (28,005)      (95,686)          --
                                                                                          ----------        ------       ------
Increase (decrease) from contract transactions                                              (279,976)     (112,733)    (282,963)
                                                                                            --------      --------     --------
Net assets at beginning of year                                                           15,556,942     1,473,468    1,203,446
                                                                                          ----------     ---------    ---------
Net assets at end of year                                                                $10,214,785    $1,420,560   $  995,457
                                                                                         ===========    ==========   ==========
Accumulation unit activity
Units outstanding at beginning of year                                                     2,409,579       759,601      762,677
Contract purchase payments                                                                        (2)           --           --
Net transfers(1)                                                                               4,078        21,049     (172,922)
Transfers for policy loans                                                                   (12,404)         (729)      21,907
Policy charges                                                                                  (533)           --         (947)
Contract terminations:
   Surrender benefits                                                                        (44,098)      (28,321)     (16,640)
   Death benefits                                                                             (4,727)      (48,739)          --
                                                                                          ----------        ------       ------
Units outstanding at end of year                                                           2,351,893       702,861      594,075
                                                                                           =========       =======      =======

Statements of Changes in Net Assets
                                                                                               Segregated Asset Subaccounts
Year ended December 31, 2001                                                                      STR          SMM            S04
Operations
Investment income (loss)-- net                                                             $     5,700   $   19,428      $ (3,030)
Net realized gain (loss) on sales of investments                                               (41,665)           3        30,759
Distributions from capital gains                                                                 1,109           --            --
Net change in unrealized appreciation or depreciation of investments                        (1,347,623)          55       (17,728)
                                                                                            ----------       ------       -------
Net increase (decrease) in net assets resulting from operations                             (1,382,479)      19,486        10,001
                                                                                            ==========       ======        ======
Contract transactions
Contract purchase payments                                                                         338      178,069            --
Net transfers(1)                                                                                82,229      145,996        (3,019)
Transfers for policy loans                                                                    (121,263)     (30,258)         (429)
Policy charges                                                                                      --           --            --
Contract terminations:
   Surrender benefits                                                                         (132,815)     (15,901)      (39,741)
   Death benefits                                                                                   --      (19,251)      (33,230)
                                                                                            ----------       ------       -------
Increase (decrease) from contract transactions                                                (171,511)     258,655       (76,419)
                                                                                              --------      -------       -------
Net assets at beginning of year                                                              6,665,548      893,997       173,975
                                                                                             ---------      -------       -------
Net assets at end of year                                                                  $ 5,111,558   $1,172,138      $107,557
                                                                                           ===========   ==========      ========
Accumulation unit activity
Units outstanding at beginning of year                                                       1,928,213      590,717        73,178
Contract purchase payments                                                                      (6,942)     116,372            --
Net transfers(1)                                                                                30,515       94,719            --
Transfers for policy loans                                                                     (43,668)     (19,758)         (177)
Policy charges                                                                                      --           --            --
Contract terminations:
   Surrender benefits                                                                          (42,341)     (10,303)      (15,497)
   Death benefits                                                                                   --      (12,885)      (14,813)
                                                                                            ----------       ------       -------
Units outstanding at end of year                                                             1,865,777      758,862        42,691
                                                                                             =========      =======        ======

(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

6   SALOMON SMITH BARNEY LIFEVEST -- 2001 ANNUAL REPORT

IDS Life Variable Account for Smith Barney - Salomon Smith Barney LifeVest(SM)

Statements of Changes in Net Assets
                                                                                               Segregated Asset Subaccounts
Year ended December 31, 2000                                                                  SAP          SGO          SHI
Operations
Investment income (loss)-- net                                                          $  4,206,988   $   53,646   $   55,458
Net realized gain (loss) on investments                                                    1,902,981      (10,565)     (39,276)
Net change in unrealized appreciation or depreciation of investments                     (11,679,495)      95,053       37,875
                                                                                         -----------       ------       ------
Net increase (decrease) in net assets resulting from operations                           (5,569,526)     138,134       54,057
                                                                                          ==========      =======       ======
Contract transactions
Net transfers(1)                                                                            (641,049)     299,889      (47,658)
Transfers for policy loans                                                                  (868,470)      33,642      (16,352)
Contract terminations:
   Surrender benefits                                                                       (863,896)    (144,080)     (32,319)
   Death benefits                                                                                 --      (96,250)     (29,366)
                                                                                         -----------       ------       ------
Increase (decrease) from contract transactions                                            (2,373,415)      93,201     (125,695)
                                                                                          ----------       ------     --------
Net assets at beginning of year                                                           23,499,883    1,242,133    1,275,084
                                                                                          ----------    ---------    ---------
Net assets at end of year                                                               $ 15,556,942   $1,473,468   $1,203,446
                                                                                        ============   ==========   ==========
Accumulation unit activity
Units outstanding at beginning of year                                                     2,693,078      705,055      847,047
Net transfers(1)                                                                             (84,887)     171,784      (31,581)
Transfers for policy loans                                                                  (105,341)      19,098      (11,905)
Contract terminations:
   Surrender benefits                                                                        (93,271)     (81,657)     (21,305)
   Death benefits                                                                                 --      (54,679)     (19,579)
                                                                                         -----------       ------       ------
Units outstanding at end of year                                                           2,409,579      759,601      762,677
                                                                                           =========      =======      =======

Statements of Changes in Net Assets
                                                                                                 Segregated Asset Subaccounts
Year ended December 31, 2000                                                                   STR           SMM            S04
Operations
Investment income (loss)-- net                                                             $   313,530     $ 38,451      $ (3,346)
Net realized gain (loss) on investments                                                        222,494            2         1,108
Net change in unrealized appreciation or depreciation of investments                        (1,788,565)          (6)       19,080
                                                                                            ----------      -------        ------
Net increase (decrease) in net assets resulting from operations                             (1,252,541)      38,447        16,842
                                                                                            ==========       ======        ======
Contract transactions
Net transfers(1)                                                                               320,812      152,500            --
Transfers for policy loans                                                                     (69,804)      54,003          (182)
Contract terminations:
   Surrender benefits                                                                         (150,216)     (69,849)           --
   Death benefits                                                                              (30,249)          --            --
                                                                                            ----------      -------        ------
Increase (decrease) from contract transactions                                                  70,543      136,654          (182)
                                                                                                ------      -------          ----
Net assets at beginning of year                                                              7,847,546      718,896       157,315
                                                                                             ---------      -------       -------
Net assets at end of year                                                                  $ 6,665,548     $893,997      $173,975
                                                                                           ===========     ========      ========
Accumulation unit activity
Units outstanding at beginning of year                                                       1,919,972      494,521        73,263
Net transfers(1)                                                                                70,554      106,517            --
Transfers for policy loans                                                                     (17,853)      36,570           (85)
Contract terminations:
   Surrender benefits                                                                          (37,133)     (46,891)           --
   Death benefits                                                                               (7,327)          --            --
                                                                                            ----------      -------        ------
Units outstanding at end of year                                                             1,928,213      590,717        73,178
                                                                                             =========      =======        ======

(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.


7   SALOMON SMITH BARNEY LIFEVEST -- 2001 ANNUAL REPORT

IDS Life Variable Account for Smith Barney - Salomon Smith Barney LifeVest(SM)

Statements of Changes in Net Assets
                                                                                                Segregated Asset Subaccounts
Year ended December 31, 1999                                                                  SAP          SGO          SHI
Operations
Investment income (loss)-- net                                                           $  (288,125)  $   48,389   $   76,135
Net realized gain (loss) on investments                                                      798,177        1,637      (26,340)
Net change in unrealized appreciation or depreciation of investments                       9,953,803      (98,653)     (71,278)
                                                                                           ---------      -------      -------
Net increase (decrease) in net assets resulting from operations                           10,463,855      (48,627)     (21,483)
                                                                                          ==========      =======      =======
Contract transactions
Net transfers(1)                                                                            (206,267)     (34,180)    (125,793)
Transfers for policy loans                                                                  (404,401)       7,479      (30,978)
Contract terminations:
   Surrender benefits                                                                       (692,549)      (5,256)     (51,642)
   Death benefits                                                                           (194,746)          --           --
                                                                                           ---------      -------      -------
Increase (decrease) from contract transactions                                            (1,497,963)     (31,957)    (208,413)
                                                                                          ----------      -------     --------
Net assets at beginning of year                                                           14,533,991    1,322,717    1,504,980
                                                                                          ----------    ---------    ---------
Net assets at end of year                                                                $23,499,883   $1,242,133   $1,275,084
                                                                                         ===========   ==========   ==========
Accumulation unit activity
Units outstanding at beginning of year                                                     2,959,244      722,686      986,044
Net transfers(1)                                                                             (35,290)     (18,701)     (84,051)
Transfers for policy loans                                                                   (77,454)       3,964      (20,655)
Contract terminations:
   Surrender benefits                                                                       (116,961)      (2,894)     (34,291)
   Death benefits                                                                            (36,461)          --           --
                                                                                           ---------      -------      -------
Units outstanding at end of year                                                           2,693,078      705,055      847,047
                                                                                           =========      =======      =======

Statements of Changes in Net Assets
                                                                                        Segregated Asset Subaccounts
Year ended December 31, 1999                                                            STR           SMM           S04
Operations
Investment income (loss)-- net                                                      $   80,436    $   24,644      $ (3,412)
Net realized gain (loss) on investments                                                194,784             6        12,752
Net change in unrealized appreciation or depreciation of investments                 1,188,939             7       (19,565)
                                                                                     ---------        ------       -------
Net increase (decrease) in net assets resulting from operations                      1,464,159        24,657       (10,225)
                                                                                     =========        ======       =======
Contract transactions
Net transfers(1)                                                                       215,821       187,281            --
Transfers for policy loans                                                            (289,310)       (1,255)         (238)
Contract terminations:
   Surrender benefits                                                                 (198,679)     (539,728)      (32,559)
   Death benefits                                                                     (150,450)           --            --
                                                                                     ---------        ------       -------
Increase (decrease) from contract transactions                                        (422,618)     (353,702)      (32,797)
                                                                                      --------      --------       -------
Net assets at beginning of year                                                      6,806,005     1,047,941       200,337
                                                                                     ---------     ---------       -------
Net assets at end of year                                                           $7,847,546    $  718,896      $157,315
                                                                                    ==========    ==========      ========
Accumulation unit activity
Units outstanding at beginning of year                                               2,038,128       741,544        87,753
Net transfers(1)                                                                        60,533       127,300            --
Transfers for policy loans                                                             (81,523)         (880)         (109)
Contract terminations:
   Surrender benefits                                                                  (55,066)     (373,443)      (14,381)
   Death benefits                                                                      (42,100)           --            --
                                                                                     ---------        ------       -------
Units outstanding at end of year                                                     1,919,972       494,521        73,263
                                                                                     =========       =======        ======

(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.


8   SALOMON SMITH BARNEY LIFEVEST -- 2001 ANNUAL REPORT

IDS Life Variable Account for Smith Barney - Salomon Smith Barney LifeVest(SM)

Notes to Financial Statements
1. ORGANIZATION

IDS Life Variable Account for Smith Barney (the Variable Account) was established under Minnesota law on April 23, 1986 as a segregated asset account of IDS Life Insurance Company (IDS Life). The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Variable Account commenced on Oct. 3, 1986.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of one of the following portfolios (the Funds) of IDS Life Series Fund, Inc. (IDS Life Series Fund) or in the Shearson Lehman Brothers Fund of Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A-2004 Trust (the Trust). IDS Life Series Fund is registered under the 1940 Act as a diversified, open-end management investment company. The Trust is registered under the 1940 Act as a unit investment trust. The Funds have the following investment managers and the Trust has the following sponsor.

Subaccount  Invests exclusively in shares of                         Investment Manager/Sponsor
SAP         IDS Life Series Fund - Equity Portfolio                  IDS Life Insurance Company(1)
SGO         IDS Life Series Fund - Government Securities Portfolio   IDS Life Insurance Company(1)
SHI         IDS Life Series Fund - Income Portfolio                  IDS Life Insurance Company(1)
STR         IDS Life Series Fund - Managed Portfolio                 IDS Life Insurance Company(1)
SMM         IDS Life Series Fund - Money Market Portfolio            IDS Life Insurance Company(1)
S04         2004 Trust                                               Salomon Smith Barney Inc.

(1) American Express Financial Corporation (AEFC) is the investment adviser.

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds
Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Investments in the Trust
Investments in units of the Trust are stated at market value which is the net asset value per unit as determined by the Trust. Investment transactions are accounted for on the date the units are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccount's share of the Trust's undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Federal Income Taxes
IDS Life is taxed as a life insurance company. The Variable Account is treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.



9   SALOMON SMITH BARNEY LIFEVEST -- 2001 ANNUAL REPORT

IDS Life Variable Account for Smith Barney - Salomon Smith Barney LifeVest(SM)

3. VARIABLE ACCOUNT EXPENSES

IDS Life makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. IDS Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.6% of the average daily net assets of each subaccount.

IDS Life also deducts a daily minimum death benefit guarantee risk charge equal, on an annual basis, to 0.4% of the average daily net assets of each subaccount. This charge compensates IDS Life for the risk it assumes by providing a guaranteed minimum death benefit.

IDS Life also deducts a daily charge equal, on an annual basis, to 0.3% of the average daily net assets of each subaccount as an issue and administrative expense charge. This charge compensates IDS Life for expenses it incurs in administering the policy, such as the costs of underwriting the policy, conducting any medical examinations, establishing and maintaining records, and providing reports to policy owners.

IDS Life deducts a mortality charge equal, on an annual basis, to 0.5% of the average daily net assets of each subaccount. Prior to the maturity date of the policy, the death benefit will always be higher than the policy value. This deduction will enable IDS Life to pay this additional amount.

IDS Life also deducts a transaction charge equal, on an annual basis, to 0.25% of the average daily net assets of the subaccount investing in the Trust. This charge is intended to reimburse IDS Life for the transaction charge paid directly by IDS Life to Salomon Smith Barney Inc. on the sale of the Trust units to the Variable Account.

4. RELATED PARTY TRANSACTIONS

Management fees were paid indirectly to IDS Life in its capacity as investment manager for the IDS Life Series Funds. The Fund's Investment Management Agreement provides for a fee at a percentage of each Fund's average daily net assets annually as follows:

Fund                                                    Percentage
IDS Life Series Fund - Equity Portfolio                   0.70%
IDS Life Series Fund - Government Securities Portfolio    0.70%
IDS Life Series Fund - Income Portfolio                   0.70%
IDS Life Series Fund - Managed Portfolio                  0.70%
IDS Life Series Fund - Money Market Portfolio             0.50%

IDS Life, in turn, pays to AEFC, an affiliate of IDS Life, a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.25% for each Fund.

The IDS Life Series Funds pay custodian fees to American Express Trust Company, an affiliate of IDS Life.

5. INVESTMENT IN SHARES/UNITS

The subaccounts' investments in shares of the Funds and units of the Trust as of Dec. 31, 2001 were as follows:

Subaccount     Investment                                                Shares/Units         NAV
SAP            IDS Life Series Fund - Equity Portfolio                      590,721           $17.32
SGO            IDS Life Series Fund - Government Securities Portfolio       137,856            10.28
SHI            IDS Life Series Fund - Income Portfolio                      103,895             9.54
STR            IDS Life Series Fund - Managed Portfolio                     344,026            14.88
SMM            IDS Life Series Fund - Money Market Portfolio              1,172,057             1.00
S04            2004 Trust                                                   126,721             0.90

6. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares or Trust units, including reinvestment of dividend distributions, for the year ended Dec. 31, 2001 were as follows:

Subaccount Investment                                              Purchases
SAP        IDS Life Series Fund - Equity Portfolio                $2,073,334
SGO        IDS Life Series Fund - Government Securities Portfolio    147,894
SHI        IDS Life Series Fund - Income Portfolio                   214,648
STR        IDS Life Series Fund - Managed Portfolio                  378,485
SMM        IDS Life Series Fund - Money Market Portfolio             430,618
S04        2004 Trust                                                  3,239


10   SALOMON SMITH BARNEY LIFEVEST -- 2001 ANNUAL REPORT

IDS Life Variable Account for Smith Barney - Salomon Smith Barney LifeVest(SM)

7. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the subaccounts.

                                    SAP     SGO     SHI     STR     SMM    S04
At Dec. 31, 2000
Accumulation unit value            $6.46   $1.94   $1.58   $3.46   $1.51  $2.38

At Dec. 31, 2001
Accumulation unit value            $4.34   $2.02   $1.68   $2.74   $1.54  $2.52
Units (000s)                       2,352     703     594   1,866     759     43
Net assets (000s)                $10,215  $1,421    $995  $5,112  $1,172   $108

For the year ended Dec. 31, 2001
Investment income ratio(1)         0.14%   5.12%   6.20%   1.90%   3.69%     --
Expense ratio(2)                   1.80%   1.80%   1.80%   1.80%   1.80%  2.05%
Total return(3)                  (32.82%)  4.12%   6.33% (20.81%)  1.99%  5.88%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated.



11   SALOMON SMITH BARNEY LIFEVEST -- 2001 ANNUAL REPORT

IDS Life Variable Account for Smith Barney - Salomon Smith Barney LifeVest(SM)

Condensed Financial Information

(Unaudited)

The following tables give per-unit information about the financial history of each subaccount.

Year ended Dec. 31,                              2001     2000     1999     1998    1997     1996     1995    1994     1993    1992
Subaccount SAP
(Investing in shares of
IDS Life Series Fund - Equity Portfolio)
Accumulation unit value at beginning of period  $6.46    $8.73    $4.91    $4.59   $3.87    $3.30    $2.44    $2.43   $2.20    $2.14
Accumulation unit value at end of period        $4.34    $6.46    $8.73    $4.91   $4.59    $3.87    $3.30    $2.44   $2.43    $2.20
Number of accumulation units outstanding
 at end of period (000 omitted)                 2,352    2,410    2,693    2,959   3,193    3,372    3,739    4,143   4,254    4,592

Subaccount SGO
(Investing in shares of
IDS Life Series Fund -
Government Securities Portfolio)
Accumulation unit value at beginning of period  $1.94    $1.76    $1.83    $1.72   $1.61    $1.63    $1.41    $1.52   $1.39    $1.33
Accumulation unit value at end of period        $2.02    $1.94    $1.76    $1.83   $1.72    $1.61    $1.63    $1.41   $1.52    $1.39
Number of accumulation units outstanding
 at end of period (000 omitted)                   703      760      705      723     806      991    1,068      995   1,264    1,486

Subaccount SHI
(Investing in shares of
IDS Life Series Fund - Income Portfolio)
Accumulation unit value at beginning of period  $1.58    $1.51    $1.53    $1.47   $1.39    $1.38    $1.16    $1.24   $1.11    $1.04
Accumulation unit value at end of period        $1.68    $1.58    $1.51    $1.53   $1.47    $1.39    $1.38    $1.16   $1.24    $1.11
Number of accumulation units outstanding
 at end of period (000 omitted)                   594      763      847      986     995    1,021    1,030    1,064   1,144      901

Subaccount STR
(Investing in shares of
IDS Life Series Fund - Managed Portfolio)
Accumulation unit value at beginning of period  $3.46    $4.09    $3.34    $2.97   $2.57    $2.30    $1.98    $2.01   $1.72    $1.59
Accumulation unit value at end of period        $2.74    $3.46    $4.09    $3.34   $2.97    $2.57    $2.30    $1.98   $2.01    $1.72
Number of accumulation units outstanding
 at end of period (000 omitted)                 1,866    1,928    1,920    2,038   2,180    2,287    2,653    3,145   3,397    3,515

Subaccount SMM
(Investing in shares of
IDS Life Series Fund - Money Market Portfolio)
Accumulation unit value at beginning of period  $1.51    $1.45    $1.41    $1.37   $1.32    $1.29    $1.25    $1.24   $1.24    $1.23
Accumulation unit value at end of period        $1.54    $1.51    $1.45    $1.41   $1.37    $1.32    $1.29    $1.25   $1.24    $1.24
Number of accumulation units outstanding
 at end of period (000 omitted)                   759      591      495      742     653    1,055    1,249      787     982    1,452

Subaccount S04
(Investing in shares of 2004 Trust)
Accumulation unit value at beginning of period  $2.38    $2.15    $2.28    $2.09   $1.90    $1.98    $1.55    $1.74   $1.47    $1.38
Accumulation unit value at end of period        $2.52    $2.38    $2.15    $2.28   $2.09    $1.90    $1.98    $1.55   $1.74    $1.47
Number of accumulation units outstanding
 at end of period (000 omitted)                    43       73       73       88      88       96      112      140     139      280


12   SALOMON SMITH BARNEY LIFEVEST -- 2001 ANNUAL REPORT

IDS Life Insurance Company
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly-owned subsidiary of American Express Financial Corporation) as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP
January 28, 2002
Minneapolis, Minnesota

IDS Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Balance Sheets

December 31, (In thousands, except share amounts)                                                      2001          2000
Assets
Investments:
   Fixed maturities:
      Held-to-maturity, at amortized cost (fair value: 2000, $6,471,798)                          $        --   $ 6,463,613
      Available-for-sale, at fair value (amortized cost: 2001, $20,022,072; 2000, $12,929,870)     20,157,137    12,399,990
   Common stocks                                                                                        1,704        10,333
   Mortgage loans on real estate                                                                    3,680,394     3,738,091
   Policy loans                                                                                       619,571       618,973
   Other investments                                                                                  621,897       575,551
                                                                                                      -------       -------
      Total investments                                                                            25,080,703    23,806,551
Cash and cash equivalents                                                                           1,150,251       316,974
Amounts recoverable from reinsurers                                                                   529,166       416,480
Amounts due from brokers                                                                               90,794        15,302
Other accounts receivable                                                                              46,349        42,324
Accrued investment income                                                                             278,199       334,928
Deferred policy acquisition costs                                                                   3,107,187     2,951,655
Deferred income taxes, net                                                                            156,308       136,588
Other assets                                                                                          123,246        80,054
Separate account assets                                                                            27,333,697    32,349,347
                                                                                                   ----------    ----------
Total assets                                                                                      $57,895,900   $60,450,203
                                                                                                  ===========   ===========
Liabilities and stockholder's equity
Liabilities:
   Future policy benefits:
      Fixed annuities                                                                             $19,592,273   $19,417,446
      Universal life-type insurance                                                                 3,433,904     3,410,871
      Traditional life insurance                                                                      241,165       232,913
      Disability income and long-term care insurance                                                1,227,172     1,012,247
   Policy claims and other policyholders' funds                                                        71,879        52,067
   Amounts due to brokers                                                                           1,740,031       446,347
   Other liabilities                                                                                  437,017       463,561
   Separate account liabilities                                                                    27,333,697    32,349,347
                                                                                                   ----------    ----------
      Total liabilities                                                                            54,077,138    57,384,799
                                                                                                   ----------    ----------
Commitments and contingencies
Stockholder's equity:
   Capital stock, $30 par value per share; 100,000 shares authorized, issued and outstanding            3,000         3,000
   Additional paid-in capital                                                                         688,327       288,327
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains (losses)                                                         85,549      (333,734)
      Net unrealized derivative (losses)                                                                 (774)           --
                                                                                                   ----------    ----------
         Total accumulated other comprehensive income (loss)                                           84,775      (333,734)
                                                                                                   ----------    ----------
   Retained earnings                                                                                3,042,660     3,107,811
                                                                                                   ----------    ----------
         Total stockholder's equity                                                                 3,818,762     3,065,404
                                                                                                   ----------    ----------
Total liabilities and stockholder's equity                                                        $57,895,900   $60,450,203
                                                                                                  ===========   ===========

See notes to consolidated financial statements.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Income

Years ended December 31, (In thousands)                                                 2001          2000           1999
Revenues
Premiums:
   Traditional life insurance                                                       $   59,415     $   56,187   $    53,790
   Disability income and long-term care insurance                                      255,428        231,311       201,637
                                                                                       -------        -------       -------
      Total premiums                                                                   314,843        287,498       255,427
Net investment income                                                                1,485,688      1,730,605     1,919,573
Contractholder charges                                                                 489,583        438,127       411,994
Management and other fees                                                              473,406        598,168       473,108
Net realized (loss) gain on investments                                               (649,752)       (16,975)       26,608
                                                                                      --------        -------        ------
      Total revenues                                                                 2,113,768      3,037,423     3,086,710
                                                                                     ---------      ---------     ---------
Benefits and expenses
Death and other benefits:
   Traditional life insurance                                                           35,519         29,042        29,819
   Universal life-type insurance and investment contracts                              175,247        131,467       118,561
   Disability income and long-term care insurance                                       44,725         40,246        30,622
Increase in liabilities for future policy benefits:
   Traditional life insurance                                                            7,231          5,765         7,311
   Disability income and long-term care insurance                                      123,227        113,239        87,620
Interest credited on universal life-type insurance and investment contracts          1,137,636      1,169,641     1,240,575
Amortization of deferred policy acquisition costs                                      371,342        362,106       321,036
Other insurance and operating expenses                                                 407,798        378,653       346,849
                                                                                       -------        -------       -------
      Total benefits and expenses                                                    2,302,725      2,230,159     2,182,393
                                                                                     ---------      ---------     ---------
(Loss) income before income tax (benefit) expense a
   nd cumulative effect of accounting change                                          (188,957)       807,264       904,317
Income tax (benefit) expense                                                          (145,222)       221,627       267,864
                                                                                      --------        -------       -------
(Loss) income before cumulative effect of accounting change                            (43,735)       585,637       636,453
Cumulative effect of accounting change (net of income tax benefit of $11,532)          (21,416)            --            --
                                                                                      --------        -------       -------
Net (loss) income                                                                   $  (65,151)    $  585,637    $  636,453
                                                                                    ----------     ----------    ----------

See notes to consolidated financial statements.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Stockholder's Equity

                                                                                      Accumulated
                                                                                         other
                                                                       Additional    comprehensive                    Total
                                                           Capital       paid-in    income (loss),   Retained     stockholder's
For the three years ended December 31, 2001 (In thousands)  stock        capital      net of tax     earnings        equity
Balance, January 1, 1999                                   $3,000       $288,327     $ 169,584     $2,645,721    $3,106,632
Comprehensive income:
   Net income                                                  --             --            --        636,453       636,453
   Unrealized holding losses arising
      during the year, net of deferred
      policy acquisition costs of $28,444
      and income taxes of $304,936                             --             --      (566,311)            --      (566,311)
   Reclassification adjustment
      for gains included in net income,
      net of income tax of $7,810                              --             --       (14,503)            --       (14,503)
                                                           ------       --------     ---------     ----------    ----------
   Other comprehensive loss                                    --             --      (580,814)            --      (580,814)
                                                           ------       --------     ---------     ----------    ----------
   Comprehensive income                                                                                              55,639
Cash dividends                                                 --             --            --       (350,000)     (350,000)
                                                           ------       --------     ---------     ----------    ----------

Balance, December 31, 1999                                  3,000        288,327      (411,230)     2,932,174     2,812,271
Comprehensive income:
   Net income                                                  --             --            --        585,637       585,637
   Unrealized holding gains arising
      during the year, net of deferred
      policy acquisition costs of ($5,154)
      and income taxes of ($46,921)                            --             --        87,138             --        87,138
   Reclassification adjustment for gains
      included in net income,
      net of income tax of $5,192                              --             --        (9,642)            --        (9,642)
                                                           ------       --------     ---------     ----------    ----------
   Other comprehensive income                                  --             --        77,496             --        77,496
                                                           ------       --------     ---------     ----------    ----------
   Comprehensive income                                                                                             663,133
Cash dividends                                                 --             --            --       (410,000)     (410,000)
                                                           ------       --------     ---------     ----------    ----------

Balance, December 31, 2000                                  3,000        288,327      (333,734)     3,107,811     3,065,404
Comprehensive income:
   Net loss                                                    --             --            --        (65,151)      (65,151)
   Cumulative effect of adopting SFAS No. 133,
      net of income tax benefit of $626                        --             --        (1,162)            --        (1,162)
   Unrealized holding losses on
      available-for-sale securities arising
      during the year, net of deferred
      policy acquisition costs of ($20,191)
      and income taxes of $15,037                              --             --       (11,262)            --       (11,262)
   Reclassification adjustment for losses
      on available-for-sale securities
      included in net loss, net of
      income tax benefit of $228,003                           --             --       423,434             --       423,434
   Reclassification adjustment for losses on
      derivatives included in net loss,
      net of income tax benefit of $4,038                      --             --         7,499             --         7,499
                                                           ------       --------     ---------     ----------    ----------
   Other comprehensive income                                  --             --       418,509             --       418,509
                                                           ------       --------     ---------     ----------    ----------
   Comprehensive income                                                                                             353,358
Capital contribution                                           --        400,000            --             --       400,000
                                                           ------       --------     ---------     ----------    ----------
Balance, December 31, 2001                                 $3,000       $688,327     $  84,775     $3,042,660    $3,818,762
                                                           ======       ========     =========     ==========    ==========

See notes to consolidated financial statements.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Cash Flows

Years ended December 31, (In thousands)
                                                                                        2001           2000           1999
Cash flows from operating activities
Net (loss) income                                                                  $   (65,151)   $   585,637   $   636,453
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
   Cumulative effect of accounting change, net of tax                                   21,416             --            --
   Policy loans, excluding universal life-type insurance:
      Issuance                                                                         (43,687)       (61,313)      (56,153)
      Repayment                                                                         54,004         56,088        54,105
   Change in amounts recoverable from reinsurers                                      (112,686)       (89,312)      (64,908)
   Change in other accounts receivable                                                  (4,025)         6,254          (615)
   Change in accrued investment income                                                  56,729          8,521        23,125
   Change in deferred policy acquisition costs, net                                   (175,723)      (291,634)     (140,379)
   Change in liabilities for future policy benefits for traditional life,
      disability income and long-term care insurance                                   223,177        206,377       153,157
   Change in policy claims and other policyholder's funds                               19,812         27,467       (45,709)
   Deferred income tax (benefit) provision                                            (246,205)        37,704        79,796
   Change in other liabilities                                                         (24,509)      (120,256)      169,395
   Amortization of premium (accretion of discount), net                                108,958         37,909       (17,907)
   Net realized loss (gain) on investments                                             649,752         16,975       (26,608)
   Contractholder charges, non-cash                                                   (217,496)      (151,745)     (175,059)
   Other, net                                                                          (83,023)        (9,279)       (5,324)
                                                                                       -------         ------        ------
      Net cash provided by operating activities                                        161,343        259,393       583,369
                                                                                       -------        -------       -------
Cash flows from investing activities
Held-to-maturity securities:
   Purchases                                                                                --         (4,487)       (3,030)
   Maturities, sinking fund payments and calls                                              --        589,742       741,949
   Sales                                                                                    --         50,067        66,547
Available-for-sale securities:
   Purchases                                                                        (9,477,740)    (1,454,010)   (3,433,128)
   Maturities, sinking fund payments and calls                                       2,706,147      1,019,403     1,442,507
   Sales                                                                             5,493,141      1,237,116     1,691,389
Other investments, excluding policy loans:
   Purchases                                                                          (442,876)      (706,082)     (657,383)
   Sales                                                                               370,636        435,633       406,684
Change in amounts due from brokers                                                     (75,492)       (15,157)          182
Change in amounts due to brokers                                                     1,293,684        298,236       (47,294)
                                                                                     ---------        -------       -------
      Net cash (used in) provided by investing activities                             (132,500)     1,450,461       208,423
                                                                                      --------      ---------       -------
Cash flows from financing activities
Activities related to universal life-type insurance and investment contracts:
   Considerations received                                                           2,088,114      1,842,026     2,031,630
   Surrenders and other benefits                                                    (2,810,401)    (3,974,966)   (3,669,759)
   Interest credited to account balances                                             1,137,636      1,169,641     1,240,575
Universal life-type insurance policy loans:
   Issuance                                                                            (83,720)      (134,107)     (102,239)
   Repayment                                                                            72,805         82,193        67,881
Capital contribution                                                                   400,000             --            --
Dividends paid                                                                              --       (410,000)     (350,000)
                                                                                      --------      ---------       -------
      Net cash provided by (used in) financing activities                              804,434     (1,425,213)     (781,912)
                                                                                      --------      ---------       -------
Net increase in cash and cash equivalents                                              833,277        284,641         9,880
Cash and cash equivalents at beginning of year                                         316,974         32,333        22,453
                                                                                      --------      ---------       -------
Cash and cash equivalents at end of year                                           $ 1,150,251   $    316,974 $      32,333
                                                                                   ===========   ============ =============
Supplemental disclosures:
   Income taxes paid                                                             $          --   $    225,704  $    214,940
   Interest on borrowings                                                               23,688          3,299         4,521

See notes to consolidated financial statements.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Notes to Consolidated Financial Statements
(In thousands)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of business
IDS Life Insurance Company (the Company) is a stock life insurance company organized under the laws of the State of Minnesota. The Company is a wholly-owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly-owned subsidiary of American Express Company. The Company serves residents of all states except New York. IDS Life Insurance Company of New York is a wholly-owned subsidiary of the Company and serves New York State residents. The Company also wholly-owns American Enterprise Life Insurance Company, American Centurion Life Assurance Company, American Partners Life Insurance Company and American Express Corporation.

The Company's principal products are deferred annuities and universal life insurance, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

Revenue recognition
Profits on fixed deferred annuities are the excess of contractholder charges and investment income earned from investment of contract considerations over interest credited to contract values, amortization of deferred acquisition costs, and other expenses. Profits on variable deferred annuities also include the excess of management and other fees over the costs of guaranteed benefits provided. Contractholder charges include policy fees and surrender charges. Management and other fees include investment management fees from underlying proprietary mutual funds, certain fee revenues from underlying nonproprietary mutual funds and mortality and expense risk fees from the variable annuity separate accounts.

Profits on fixed universal life insurance are the excess of contractholder charges and investment income earned from investment of contract considerations over interest credited to contract values, death and other benefits paid in excess of contract values, amortization of deferred acquisition costs, and other expenses. Profits on variable universal life insurance also include management and other fees. Contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Management and other fees include investment management fees from underlying proprietary mutual funds, certain fee revenues from underlying nonproprietary mutual funds and mortality and expense risk fees received from the variable life insurance separate accounts.

Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Basis of presentation
The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities (see Note 4). Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments -- securities
Debt securities that the Company has both the positive intent and the ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. All other debt securities and marketable equity securities are classified as available-for-sale and carried at fair value. Unrealized gains and losses on securities classified as available-for-sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. When evidence indicates there is a decline in a security's value, which is other than temporary, the security is written down to fair value through a charge to current year's earnings.

IDS Life Insurance Company
--------------------------------------------------------------------------------

The Company's investment portfolio contains structured investments, including Collateralized Debt Obligations (CDOs) (obligations that are primarily backed by high-yield bonds), which are not readily marketable. The carrying values of these investments are based on cash flow projections and, as such, these values are subject to change. If actual cash flows are less than projected, losses would be recognized; increases in cash flows would be recognized over future periods.
Realized investment gains or losses are determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

Investments -- mortgage loans on real estate
Mortgage loans on real estate are carried at amortized cost less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for losses. The reserve for losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectability of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy loans
Policy loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of the related policies.

Cash and cash equivalents
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

Deferred policy acquisition costs
The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized using the interest method. The costs for universal life and variable universal life insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For fixed and variable universal life insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key prospective assumptions underlying the amortization models. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. Unlocking adjustments resulted in a net increase in amortization of $33,600 in 2001 and net decreases in amortization of $12,300 in 2000 and $56,800 in 1999.

In amortizing deferred policy acquisition costs associated with variable annuities, the Company assumes contract values will appreciate at a specified long-term annual rate. The Company may project near-term appreciation at a different rate in order to maintain the long-term rate assumption.

Liabilities for future policy benefits
Liabilities for fixed and variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for equity indexed deferred annuities issued in 1997 and 1998 are equal to the present value of guaranteed benefits and the intrinsic value of index-based benefits. Liabilities for equity indexed deferred annuities issued in 1999 or later are equal to the accumulation of host contract values covering guaranteed benefits and the market value of embedded equity options.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 5 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%.

Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life and $1,500 on any policy insuring a joint-life combination. The Company retains 20% of the mortality risk on new variable universal life insurance policies and 10% of the risk on new term insurance policies. Risk not retained is reinsured with other life insurance companies, primarily on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis. The Company retains all accidental death benefit, disability income and waiver of premium risk.

Federal income taxes
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Separate account business
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives investment management fees from the proprietary mutual funds used as investment options for variable annuities and variable life insurance. The Company receives mortality and expense risk fees from the separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.

Accounting developments
In July 2000, the FASB's Emerging Issues Task Force (EITF) issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The Company adopted the consensus as of January 1, 2001. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects certain high-yield investments contained in structured securities. Adoption of the consensus required the Company to adjust the carrying amount of these investments downward by $21,416, net of tax, upon adoption. See Note 2 for further discussion.

Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which requires an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 on January 1, 2001, resulted in a cumulative after-tax reduction to other comprehensive income of $1,162. The cumulative impact to earnings was not significant. See Note 8 for further discussion of the Company's derivative and hedging activities.

IDS Life Insurance Company
--------------------------------------------------------------------------------

SFAS No. 133 also provided a one-time opportunity to reclassify held-to-maturity security investments to available-for-sale without tainting the remaining securities in the held-to-maturity portfolio. The Company elected to take the opportunity to reclass all its held-to-maturity investments to available-for-sale.

The Company adopted SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which superseded SFAS No.
125. The Statement was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The Statement was effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The impact on the Company's financial position or results of operations of adopting the Statement was not significant.

2. INVESTMENTS
Securities
Pursuant to the adoption of SFAS No. 133 the Company reclassified all held-to-maturity securities with a carrying value of $6,463,613 and net unrealized gains of $8,185 to available-for-sale as of January 1, 2001.

The following is a summary of securities available-for-sale at December 31,
2001:
                                                                                         Gross          Gross
                                                                       Amortized      unrealized     unrealized       Fair
                                                                         cost            gains         losses         value
Fixed maturities:
   U.S. Government agency obligations                                $    31,074      $  2,190       $     56   $    33,208
   State and municipal obligations                                         7,826           149             --         7,975
   Corporate bonds and obligations                                    11,658,888       276,332        218,365    11,716,855
   Mortgage-backed securities                                          8,292,576       103,109         32,801     8,362,884
   Foreign government bonds and obligations                               31,708         4,507             --        36,215
                                                                     -----------      --------       --------   -----------
Total fixed maturity securities                                      $20,022,072      $386,287       $251,222   $20,157,137
                                                                     ===========      ========       ========   ===========
Common stocks                                                        $       805      $    899       $     --   $     1,704
                                                                     ===========      ========       ========   ===========

The amortized cost and fair value of fixed maturity securities at December 31,
2001 by contractual maturity are as follows:
                                                                                                     Amortized       Fair
                                                                                                       cost          value
Due within one year                                                                               $ 1,093,557   $ 1,114,618
Due from one to five years                                                                          2,885,509     3,007,435
Due from five to ten years                                                                          5,503,284     5,519,588
Due in more than ten years                                                                          2,247,146     2,152,612
Mortgage-backed securities                                                                          8,292,576     8,362,884
                                                                                                    ---------     ---------
   Total                                                                                          $20,022,072   $20,157,137
                                                                                                  ===========   ===========

The timing of actual receipts may differ from contractual maturities because issuers may call or prepay obligations.

The following is a summary of held-to-maturity and available-for-sale securities at December 31, 2000:
                                                                                         Gross          Gross
                                                                        Amortized     unrealized     unrealized       Fair
Held-to-maturity                                                          cost           gains         losses         value
U.S. Government agency obligations                                    $   38,302      $  3,455       $     80    $   41,677
State and municipal obligations                                            7,678            16             --         7,694
Corporate bonds and obligations                                        5,248,517       111,466        114,330     5,245,653
Mortgage-backed securities                                             1,169,116         9,130          1,472     1,176,774
                                                                       ---------         -----          -----     ---------
   Total fixed maturity securities                                    $6,463,613      $124,067       $115,882    $6,471,798
                                                                      ==========      ========       ========    ==========

                                                                                         Gross          Gross
                                                                       Amortized      unrealized     unrealized       Fair
Available-for-sale                                                       cost            gains         losses         value
Fixed maturities:
   U.S. Government agency obligations                                $    96,408      $  6,134       $    268   $   102,274
   State and municipal obligations                                        12,848           247             --        13,095
   Corporate bonds and obligations                                     7,586,423       123,691        693,303     7,016,811
   Mortgage-backed securities                                          5,234,191        57,697         24,078     5,267,810
Total fixed maturity securities                                      $12,929,870      $187,769       $717,649   $12,399,990
                                                                     ===========      ========       ========   ===========
Common stocks                                                        $    11,829      $     --       $  1,496   $    10,333
                                                                     ===========      ========       ========   ===========

At December 31, 2001, bonds carried at $14,639 were on deposit with various states as required by law.

IDS Life Insurance Company
--------------------------------------------------------------------------------

At December 31, 2001, fixed maturity securities comprised approximately 80 percent of the Company's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $2.6 billion of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. A summary of fixed maturity securities, at amortized cost, by rating on December 31, is as follows:

Rating                                                      2001          2000
Aaa/AAA                                                $ 8,977,075   $ 6,559,188
Aaa/AA                                                          --        32,001
Aa/AA                                                      261,252       220,446
Aa/A                                                       372,120       327,147
A/A                                                      2,602,027     2,494,621
A/BBB                                                      911,477       747,636
Baa/BBB                                                  5,904,013     5,828,847
Baa/BB                                                     274,228       287,583
Below investment grade                                     719,880     2,896,014
                                                           -------     ---------
Total                                                  $20,022,072   $19,393,483
                                                       ===========   ===========

At December 31, 2001, approximately 93 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

During the years ended December 31, 2000 and 1999, fixed maturities classified as held-to-maturity were sold with amortized cost of $53,169 and $68,470, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' credit worthiness.

Available-for-sale securities were sold during 2001 with proceeds of $5,493,141 and gross realized gains and losses of $116,485 and $767,144, respectively. Available-for-sale securities were sold during 2000 with proceeds of $1,237,116 and gross realized gains and losses of $25,101 and $10,267, respectively. Available-for-sale securities were sold during 1999 with proceeds of $1,691,389 and gross realized gains and losses of $36,568 and $14,255, respectively.

The net unrealized gain (loss) on available-for-sale securities as of December 31, 2001 and 2000, was $135,964 and ($531,376), respectively, with the $667,340 change, net of taxes and deferred policy acquisition costs, reflected as a separate component in accumulated other comprehensive income for the year ended December 31, 2001. For the year ended December 31, 2000 the change in net unrealized losses on available-for-sale securities was a decrease of $122,196. For the year ended December 31, 1999 the change in net unrealized gain on available-for-sale securities was a decrease of $921,920.

During 2001, the Company recorded pretax losses of $828,175 to recognize the impact of higher default rate assumptions on certain structured investments; to write down lower rated securities (most of which were sold during 2001) in connection with the Company's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments; and, to adopt EITF Issue 99-20, as previously discussed. Within the Consolidated Statements of Income, approximately $623,958 of these losses are included in Net realized (losses) gains on investments and approximately $171,269 are included in Net investment income, with the remaining losses recorded as a cumulative effect of accounting change.

During 2001, the Company placed a majority of its rated Collateralized Debt Obligation (CDO) (obligations that are backed primarily by high-yield bonds) securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $675,347, into a securitization trust. In return, the Company received $89,535 in cash relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $585,812. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based on the estimated present value of future cash flows.

There was no cash flow related to this transaction other than the receipt of the initial $89,535. Cash flows on the assets sold to investors and retained interests are not scheduled to begin until March 31, 2002 in accordance with governing documents.

Included in Other investments are affordable housing investment credits, trading securities, and real estate.

Fair values of investments represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates, estimated future cash flows and market data from independent brokers.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Mortgages loans on real estate
At December 31, 2001, approximately 15 percent of the Company's investments were mortgage loans on real estate. Concentration of credit risk by region of the United States and by type of real estate are as follows:

                                                                            December 31, 2001            December 31, 2000
                                                                       On balance       Funding     On balance        Funding
Region                                                                    sheet       commitments      sheet        commitments
East North Central                                                    $  670,387       $ 1,873     $  691,694       $18,868
West North Central                                                       549,015            --        564,576         7,621
South Atlantic                                                           815,837         9,490        884,723         7,667
Middle Atlantic                                                          352,821         9,363        378,702        13,813
New England                                                              274,486         8,700        279,147         4,604
Pacific                                                                  355,945        14,618        318,727           921
West South Central                                                       214,000           600        173,158        28,548
East South Central                                                        55,798            --         49,176         2,763
Mountain                                                                 413,053            27        409,677        10,209
                                                                      ----------       -------     ----------       -------
                                                                       3,701,342        44,671      3,749,580        95,014
Less reserves for losses                                                  20,948            --         11,489            --
                                                                      ----------       -------     ----------       -------
Total                                                                 $3,680,394       $44,671     $3,738,091       $95,014
                                                                      ==========       =======     ==========       =======

                                                                            December 31, 2001            December 31, 2000
                                                                       On balance       Funding     On balance        Funding
Property type                                                             sheet       commitments      sheet        commitments
Department/retail stores                                              $1,117,195       $13,200     $1,174,763       $11,130
Apartments                                                               694,214        11,531        780,228            --
Office buildings                                                       1,203,090         7,650      1,085,948        59,941
Industrial buildings                                                     333,713         2,263        323,766        23,943
Hotels/motels                                                            108,019            --        100,680            --
Medical buildings                                                        106,927         6,000        128,101            --
Nursing/retirement homes                                                  39,590            --         49,822            --
Mixed use                                                                 86,972            27         87,537            --
Other                                                                     11,622         4,000         18,735            --
                                                                      ----------       -------     ----------       -------
                                                                       3,701,342        44,671      3,749,580        95,014
Less reserves for losses                                                  20,948            --         11,489            --
                                                                      ----------       -------     ----------       -------
Total                                                                 $3,680,394       $44,671     $3,738,091       $95,014
                                                                      ==========       =======     ==========       =======

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to fund mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 2001, 2000 and 1999, the Company's recorded investment in impaired loans was $39,601, $24,999 and $21,375, respectively, with reserves of $7,225, $4,350 and $5,750, respectively. During 2001, 2000 and 1999, the average recorded investment in impaired loans was $24,498, $27,063 and $23,815, respectively.

The Company recognized $1,285, $1,033 and $1,190 of interest income related to impaired loans for the years ended December 31, 2001, 2000 and 1999, respectively.

The following table presents changes in the reserves for mortgage loan losses:

                                                                                         2001           2000           1999
Balance, January 1                                                                     $11,489       $ 28,283       $39,795
Provision (reduction) for mortgage loan losses                                          14,959        (14,894)       (9,512)
Loan payoffs                                                                                --         (1,200)         (500)
Foreclosures and write-offs                                                             (5,500)          (700)       (1,500)
                                                                                        ------           ----        ------
Balance, December 31                                                                   $20,948       $ 11,489       $28,283
                                                                                       =======       ========       =======

IDS Life Insurance Company
--------------------------------------------------------------------------------

Sources of investment income and realized (losses) gains on investments Net investment income for the years ended December 31 is summarized as follows:
                                                                                        2001           2000           1999
Interest on fixed maturities                                                        $1,276,966     $1,473,560    $1,598,059
Interest on mortgage loans                                                             290,608        286,611       285,921
Interest on cash equivalents                                                             2,218          8,084         5,871
Other                                                                                  (44,145)         1,750        70,892
                                                                                       -------          -----        ------
                                                                                     1,525,647      1,770,005     1,960,743
Less investment expenses                                                                39,959         39,400        41,170
                                                                                        ------         ------        ------
Total                                                                               $1,485,688     $1,730,605    $1,919,573
                                                                                    ==========     ==========    ==========

Net realized (losses) gains on investments for the years ended December 31 is summarized as follows:
                                                                                         2001           2000           1999
Fixed maturities                                                                     $(621,400)      $(34,857)     $  8,802
Mortgage loans                                                                         (22,443)        15,845        10,210
Other investments                                                                       (5,909)         2,037         7,596
                                                                                        ------          -----         -----
                                                                                     $(649,752)      $(16,975)      $26,608
                                                                                     =========       ========       =======

3. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax (benefit) expense for the years ended December 31 consists of the following:
                                                                                         2001           2000          1999
Federal income taxes
   Current                                                                           $  88,121       $176,397      $178,444
   Deferred                                                                           (234,673)        37,704        79,796
                                                                                      --------         ------        ------
                                                                                      (146,552)       214,101       258,240
State income taxes-current                                                               1,330          7,526         9,624
                                                                                         -----          -----         -----
Income tax (benefit) expense before cumulative effect of accounting change            (145,222)       221,627       267,864
Cumulative effect of accounting change income tax benefit                              (11,532)            --            --
                                                                                         -----          -----         -----
Income tax (benefit) expense                                                         $(156,754)      $221,627      $267,864
                                                                                     =========       ========      ========

Income tax (benefit) expense before the cumulative effect of accounting change, differs from that computed by using the United States statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                     2001                         2000                         1999
                                             Provision    Rate            Provision    Rate            Provision    Rate
Federal income taxes
      based on the statutory rate          $ (66,136)     (35.0%)        $282,542        35.0%         $316,511       35.0%
Tax-excluded interest and dividend income     (4,663)      (2.5)           (3,788)       (0.5)           (9,626)      (1.1)
State taxes, net of federal benefit              865        0.4             4,892         0.6             6,256        0.7
Affordable housing credits                   (73,200)     (38.7)          (54,569)       (6.8)          (31,000)      (3.4)
Other, net                                    (2,088)      (1.1)           (7,450)       (0.8)          (14,277)      (1.6)
                                              ------       ----            ------        ----           -------       ----
Total income taxes                         $(145,222)     (76.9%)        $221,627        27.5%         $267,864       29.6%
                                           =========      =====          ========        ====          ========       ====

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2001, the Company had a policyholders' surplus account balance of $20,114. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $7,040 have not been established because no distributions of such amounts are contemplated.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

                                                                                                       2001           2000
Deferred income tax assets
   Policy reserves                                                                                 $  705,637      $730,239
   Unrealized loss -- available-for-sale securities                                                        --       179,702
   Investments, other                                                                                 330,675        34,600
   Life insurance guaranty fund assessment reserve                                                      1,330         1,365
   Other                                                                                               26,492            --
                                                                                                    ---------       -------
Total deferred income tax assets                                                                    1,064,134       945,906
                                                                                                    ---------       -------
Deferred income tax liabilities
   Deferred policy acquisition costs                                                                  861,892       796,292
   Unrealized gain -- available-for-sale securities                                                    45,934            --
   Other                                                                                                   --        13,026
                                                                                                    ---------       -------
Total deferred income tax liabilities                                                                 907,826       809,318
                                                                                                    ---------       -------
Net deferred income tax assets                                                                     $  156,308      $136,588
                                                                                                   ==========      ========

The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY
Retained earnings available for distribution as dividends to AEFC are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $1,262,335 as of December 31, 2001 and $1,493,292 as of December 31, 2000 (see Note 3 with respect to the income tax effect of certain distributions). In addition, any dividend distributions in 2002 in excess of approximately $194,435 would require approval of the Department of Commerce of the State of Minnesota.

Statutory net (loss) income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

                                           2001           2000          1999
Statutory net (loss) income           $ (317,973)    $  344,973    $  478,173
Statutory capital and surplus          1,947,350      1,778,306     1,978,406
                                       ---------      ---------     ---------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The domiciliary states of the Company and its insurance subsidiaries have adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of implementing these changes was an increase of $4,660 to the Company's statutory-basis capital and surplus as of January 1, 2001.

5. RELATED PARTY TRANSACTIONS
The Company loans funds to AEFC under a collateral loan agreement. The balance of the loan was $nil at December 31, 2001 and 2000. This loan can be increased to a maximum of $75,000 and pays interest at a rate equal to the preceding month's effective new money rate for the Company's permanent investments. Interest income on related party loans totaled $nil in 2001, 2000 and 1999.

The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Company contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $263, $250 and $223 in 2001, 2000 and 1999, respectively.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2001, 2000 and 1999 were $662, $1,707 and $1,906, respectively.

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. The cost of these plans charged to operations in 2001, 2000 and 1999 was $1,011, $1,136 and $1,147, respectively.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Charges by AEFC for use of joint facilities, technology support, marketing services and other services aggregated $505,526, $582,836 and $485,177 for 2001, 2000 and 1999, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Included in other liabilities at December 31, 2001 and 2000 are $68,919 and $41,059, respectively, payable to and receivable from AEFC for federal income taxes.

6. LINES OF CREDIT
The Company has available lines of credit with AEFC aggregating $200,000 ($100,000 committed and $100,000 uncommitted). The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. Borrowings outstanding under this agreement were $nil and $50,000 uncommitted at December 31, 2001 and 2000, respectively.

7. COMMITMENTS AND CONTINGENCIES
At December 31, 2001, 2000 and 1999, traditional life and universal life-type insurance in force aggregated $108,255,014, $98,060,472 and $89,271,957 respectively, of which $25,986,706, $17,429,851 and $8,281,576 were reinsured at the respective year ends. The Company also reinsures a portion of the risks assumed under long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $114,534, $89,506 and $76,970 and reinsurance recovered from reinsurers amounted to $43,388, $32,500, and $27,816 for the years ended December 31, 2001, 2000 and 1999, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

At December 31, 2001, the Company had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits related to the sales of insurance and annuity products anticipated to provide for approximately $215 million of benefits. The Company had been named as a co-defendant in all three of these lawsuits. In September 2000, both state and federal courts gave preliminary approval to the proposed settlement and AEFC mailed notices to all of the over two million class members. In May 2001, the courts entered orders approving the settlement. The orders became final in August 2001 and in October 2001 the settlement was implemented. The anticipated costs of settlement remain unchanged from prior years. The settlement as approved provides for release by class members of all insurance and annuity market conduct claims dating back to 1985. Some class members opted out of the settlement and therefore did not release their claims against AEFC or the Company. Some of these class members who opted out were represented by counsel and presented separate claims to AEFC or the Company. Most of their claims have been settled.

The Company is named as a defendant in various other lawsuits. The outcome of any litigation cannot be predicted with certainty. In the opinion of management, however, the ultimate resolution of these lawsuits, taken in aggregate should not have a material adverse effect on the Company's consolidated financial position.

The IRS routinely examines the Company's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on the Company's consolidated financial position as a result of these audits.

8. DERIVATIVE FINANCIAL INSTRUMENTS
The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings caused by interest rate and equity market volatility. The Company does not enter into derivative instruments for speculative purposes. As prescribed per SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as a cash flow hedge, fair value hedge, or a hedge of a net investment in a foreign operation, based upon the exposure being hedged.

The Company currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133. For the year ended December 31, 2001, the net effect on earnings of accounting for the net changes in fair value of the following undesignated derivatives under SFAS No. 133 compared with prior rules was not significant.

The Company enters into interest rate swaps, caps and floors to manage the Company's interest rate risk and options and futures to manage equity-based risk. The values of derivative financial instruments are based on market values, dealer quotes or pricing models.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate or equity market index. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions. Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Interest rate caps, swaps and floors are used principally to manage the Company's interest rate risk. These instruments are primarily used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. No interest rate swaps or floors were outstanding as of December 31, 2001. The interest rate caps expire by January 2003. The fair value of the interest rate caps is included in Other assets. Changes in the value of the interest rate caps are included in Other insurance and operating expenses.

A purchased (written) option conveys the right (obligation) to buy or sell an instrument at a fixed price for a set period of time or on a specific date. The Company writes and purchases index options to manage the risks related to annuity products that pay interest based upon the relative change in a major stock market index between the beginning and end of the product's term. The Company views this strategy as a prudent management of equity market sensitivity, such that earnings are not exposed to undue risk presented by changes in equity market levels.

The annuity products contain embedded derivatives, essentially the equity based return of the product, which must be separated from the host contract and accounted for as derivative instruments per SFAS No. 133. As a result of fluctuations in equity markets, and the corresponding changes in value of the embedded derivatives, the amount of interest credited incurred by the Company related to the annuity product will positively or negatively impact reported earnings.

The purchased and written options are carried at fair value and included in Other assets and Other liabilities, respectively. The fair value of the embedded options are included in Future policy benefits for fixed annuities. The changes in fair value of the options are recognized in Other insurance and operating expenses and the embedded derivatives are recognized in Interest credited on universal life-type insurance and investment contracts. The purchased and written options expire on various dates from 2002 to 2008.

The Company also purchases futures to hedge its obligations under equity indexed annuities. The futures purchased are marked-to-market daily and exchanged traded, exposing the Company to no counterparty risk. The futures contracts mature within four months.

Index options are used to manage the equity market risk related to the fee income that the Company receives from its separate accounts and the underlying mutual funds. The amount of the fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, the Company's fee income could be impacted significantly by fluctuations in the equity market. There are no index options outstanding as of December 31, 2001 related to this strategy.

9. FAIR VALUES OF FINANCIAL INSTRUMENTS
The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations and all non-financial instruments, such as deferred acquisition costs are excluded.

Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                                                  2001                         2000
                                                                       Carrying         Fair         Carrying        Fair
Financial Assets                                                         value          value          value         value
Fixed maturities:
   Held-to-maturity securities                                       $        --   $        --    $ 6,463,613   $ 6,471,798
   Available-for-sale securities                                      20,157,137    20,157,137     12,399,990    12,399,990
Common stocks                                                              1,704         1,704         10,333        10,333
Mortgage loans on real estate                                          3,680,394     3,845,950      3,738,091     3,821,825
Cash and cash equivalents                                              1,150,251     1,150,251        316,974       316,974
Other securities                                                          75,721        75,721          1,130         1,130
Derivative financial instruments                                          34,477        34,477         50,387        60,615
Separate account assets                                               27,333,697    27,333,697     32,349,347    32,349,347
                                                                      ----------    ----------     ----------    ----------
Financial Liabilities
Future policy benefits for fixed annuities                           $18,139,462   $17,671,777    $18,020,824   $17,479,187
Derivative financial instruments                                           2,506         2,506          3,098         6,069
Separate account liabilities                                          24,280,092    23,716,854     28,791,949    27,822,667
                                                                      ----------    ----------     ----------    ----------

At December 31, 2001 and 2000, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $1,368,254 and $1,300,018, respectively, and policy loans of $84,557 and $96,603, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2001 and 2000. The fair value of deferred annuities is estimated as the carrying amount less any applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2001 and 2000.

At December 31, 2001 and 2000, the fair value of liabilities related to separate accounts is estimated as the carrying amount less any applicable surrender charges and less variable insurance contracts carried at $3,053,605 and $3,557,398, respectively.

Salomon Smith Barney LifeVest(SM)
certain investments are sponsored by:
Salomon Smith Barney and subsidiaries

Salomon Smith Barney LifeVest(SM) is underwritten, issued, managed and serviced by:

IDS Life Insurance Company
829 AXP Financial Center
Minneapolis, MN  55474
(800) 333-3437

S-6220 R (5/02)